UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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First Foundation Inc.
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On May 15, 2023, First Foundation Inc. (the "Company") issued the following press release in connection with the Company's 2023 Annual Meeting of Stockholders, which contains a copy of a letter to stockholders issued by the Company's Board of Directors. A copy of the press release (including the letter to stockholders) can be found below.

First Foundation Files Definitive Proxy Statement and Issues Letter to Stockholders

Calls on Stockholders to Vote on your BLUE Proxy Card

DALLAS--(BUSINESS WIRE)-- First Foundation Inc. (NASDAQ: FFWM) (“First Foundation” or the “Company”), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today filed definitive proxy materials with the U.S. Securities and Exchange Commission in connection with its 2023 Annual Meeting of Stockholders, which is scheduled to be held on June 27, 2023.

In conjunction with the definitive proxy filing, First Foundation is mailing the following letter from the First Foundation Board of Directors to First Foundation’s Stockholders.

+++

Dear Fellow Stockholders,

Thank you for your investment in First Foundation Inc. (“First Foundation,” “we,” “our,” or “us”). Over the past year, First Foundation has navigated a volatile regional banking environment by taking decisive actions to protect the bank’s strengths and preserve the ability to continue to create long term stockholder value. As a publicly traded financial services company, First Foundation has maintained a resilient core business, remains well-capitalized and continues to generate solid, sustainable results with a strong liquidity position. We are committed to the hard work required to navigate the challenging interest rate environment and continue to evaluate ways we can increase deposits, improve our loan-to-deposit ratio, reduce expenses, and enhance operational efficiency.

At First Foundation’s Annual Meeting of Stockholders on June 27, 2023, there is an important decision to be made. Abbott Cooper’s Driver Management (“Driver” or “Mr. Cooper”), an activist hedge fund who has claimed to own approximately 0.6% of First Foundation stock1, has launched a proxy contest in an effort to add a member to the First Foundation Board of Directors (the “Board”). Similar to prior campaigns launched by Mr. Cooper against other small and mid-size banks, his engagement to date has been plagued by short-sighted initiatives that exhibit both a blatant disregard for stockholders’ time and resources and a total lack of understanding of our business. Further, he has made no effort to work constructively with the Board to learn about our strategy, educate himself on our plans to navigate the volatile market, or propose a coherent plan that would benefit First Foundation stockholders.

We appreciate engaging with our stockholders, and we attempted to treat Mr. Cooper as we would any other stockholder despite Mr. Cooper’s history. First Foundation has made significant efforts to engage directly with Mr. Cooper to understand his ideas to enhance long-term value for all stockholders. We were disappointed in our one and only meeting because we did not meet someone willing to engage with constructive feedback or ideas. Instead, we met a showman demanding a settlement.

We write to you today to ask for your support to protect First Foundation by voting “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We need to unite against the disruptive and unqualified nominee Mr. Cooper has selected.

1 This number was calculated by dividing Driver’s reported holdings of 354,000 shares (as of filing dated May 12, 2023) by First Foundation’s outstanding shares of 56,424,276 (as of May 1, 2023).

We want to emphasize the resiliency of First Foundation in the face of the current economic headwinds. As a carefully diversified regional bank with scale and a proven business model, our core strategy and the fundamentals of our business remain strong.

Decisive Actions Taken by First Foundation

The impact of the interest rate increases made by the Federal Reserve (the “Fed”) came to a dramatic head during the first quarter. We witnessed a crisis that led to the second largest failure of a financial institution in U.S. history. Regional banks, in particular, have had to re-evaluate every aspect of their business while also attempting to maintain client confidence in deposits, liquidity, security portfolios, and risk management.

Looking back on the fourth quarter of 2022, when continued signs of the Fed’s interest rate increases were apparent, we took proactive steps to mitigate the effects on our business model. Beginning in October of 2022, we implemented a liquidity funding strategy where members of management met regularly to discuss ways the organization could increase deposits, reduce our loan-to-deposit ratio, and suspend almost all lending activities. We are grateful that these strategic moves allowed us to be a step ahead in actively positioning our bank for long-term stability and success.

Despite the uncertainty the regional banking crisis has caused, we are proud to report that our deposits have stabilized. Following the collapse of Silicon Valley Bank and others, a significant portion of the deposits that left First Foundation Bank have returned. Additionally, during this time, several clients moved money from their First Foundation Bank accounts to First Foundation Advisors, our wealth advisory arm. This illustrates the value of our business model and enterprise-wide offerings that ensure the stickiness of our client base. Our resilience is also attributable to the exceptional efforts of our entire organization and the unwavering commitment of the First Foundation team to deliver incredible client service when their support was needed most.

We now see net positive days from our deposit channels, and retail and online banking have performed particularly well. Since March 21st, our deposit levels have markedly improved.

We have a comprehensive strategy in place to successfully navigate the market.

Over the past several months, our team has helped clients navigate uncertainties and restoring confidence in our bank and banking system. We have worked closely with each deposit relationship to ensure clients understand the options available to them, such as pairing their deposit balances, adding beneficiaries, utilizing products such as insured cash sweeps (“ICS”) accounts and strategically repositioning accounts to ensure full FDIC insurance coverage.

We have also taken a number of actions to ensure the strength and resiliency of our business, including:

•	Stabilizing and growing our deposits, including adding $138 million in total deposits as of May 12, 2023;

•	Significantly decreasing our uninsured deposits to approximately 13% of our total deposits as of May 12, 2023, putting our performance on this metric well above industry standards, and continuing to make improvements since we reported this number during our recent earnings call;

•	Maintaining a strong liquidity position, with liquidity remaining at $3.5 billion as of our recent earnings call and reporting $1.3 billion in cash and securities as of March 31, 2023;

•	Ensuring our high underwriting standards, as evidenced by our Loan-to-Value (“LTV”) ratios of 55.3% for multifamily loans and 54.9% for single-family loans as of May 12, 2023, continuing this same underwriting discipline that helped propel us during the Great Recession; and

•	Preserving our pristine credit quality and Non-Performing Assets (“NPA”) ratio of 13 basis points as of March 31, 2023.

We remain committed to prepare for and face the changing interest rate environment. Our leadership across the organization is dedicated to ensuring the long-term success of our business, and we are confident in our ability to continue providing exceptional financial services to our clients.

Mr. Cooper’s Distraction Campaign

It is important for us to recognize the recent extraordinary events and how we are positioned amid the current banking environment. But we believe it is important to look at the whole picture. It is widely understood that the challenges facing the entire regional banking sector have caused near-term share price disruption. Mr. Cooper is self-servingly using this disruption to criticize First Foundation’s performance in an attempt to justify nominating a completely unqualified candidate to the Board.

There is a reason why Mr. Cooper only references total return over the near-term with little to no additional insights or context. In reality, since our IPO in 2014, First Foundation was one of the best performing regional bank stocks. The chart below shows that from our IPO until the Fed began its tightening cycle in March of 2022, First Foundation’s total stockholder return was 174% while the KBW Nasdaq Regional Banking Index rose just 58%. During 2021, FFWM’s net interest margin was 3.15%, in line with peers, while its efficiency ratio was below that of peers. Overall, prior to the Fed tightening cycle, a move that shifted the ground under all regional banks, First Foundation was outperforming peers.

Since then, and specifically in the first quarter of 2023, we experienced a volatile banking environment. After the Fed raised interest rates, First Foundation Bank moved swiftly to raise rates on its deposits. We intentionally did this in line with the Fed to keep pace with the rate of increases, while some others in the industry did not. As a result, we are no longer seeing a rapid increase in the cost of deposits, as we have already absorbed that increase.

Why you should continue to have confidence in our Board of Directors

Your Board has the right experience, skillsets, and deep knowledge of regional banking and First Foundation to continue overseeing the successful execution of our strategy and deliver value to our stockholders. This knowledge and experience have been invaluable in shaping our long-term strategy and executing it successfully over the years, as well as ensuring the bank’s stability during these tumultuous times for the industry.

Our experienced, diverse, qualified Board is well-suited to continue to oversee the execution of our strategy.

Our directors bring expertise in areas such as finance, banking, real estate, human resources, and risk management. Among their ranks are the Founder and President of a successful restaurant franchise, the President and CEO of an international consulting firm, the Co-Founder and current President and CEO of a wealth management company, and the COO and CFO for a publicly registered, non-traded REIT. This diversity allows the Board to approach challenges and opportunities from multiple angles, leading to more robust decision-making and better outcomes for our stockholders.

More importantly, the Board proactively looks to add new, independent directors who can add fresh perspectives that will ultimately bring value to our stockholders. This was demonstrated with our most recent director appointment, Gabriel Vazquez. Mr. Vazquez is the Vice President and Associate General Counsel for Operations of Vistra Corp., a Fortune 500 integrated power company based in Irving, Texas. Mr. Vazquez’s extensive experience as a leader in the legal group of a large, highly regulated entity is an important and timely addition to the Board, as risks and regulations in the regional banking space continue to evolve. His experience will provide immediate value for stockholders as the bank seeks to anticipate and navigate potential regulatory developments.

We are committed to our stockholders.

Our experienced leadership is especially necessary during today’s banking sector challenges. As has been true since our founding, your Board remains committed to stockholder value creation. We ask for your support to protect First Foundation by voting “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card. We need to unite against the disruptive and unqualified nominee Mr. Cooper has selected.

Mr. Cooper’s unqualified nominee, Allison Ball

Mr. Cooper’s proposed change will be detrimental to creating value for you, our stockholders.

First Foundation believes that Mr. Cooper’s candidate, Allison Ball, does not possess the necessary experience, qualifications, and decorum required of a director of a publicly traded financial services institution. Specifically, the Company is concerned about Ms. Ball’s lack of experience in a highly regulated business and executive experience in any relevant industry. Additionally, Ms. Ball has exhibited a penchant for making inflammatory, insulting, and degrading comments that would reflect negatively on First Foundation, its clients and its stockholders. We believe that Ms. Ball's election to the Board could pose significant risks to First Foundation’s reputation and performance, as well as client retention and recruitment.

Ms. Ball failed to be fully transparent regarding her employment history and her ownership of a business through which she operated a podcast. During our due diligence, we discovered that Mr. Cooper’s nomination materials omitted key facts even though our questionnaire required the missing information. These critical omissions included Ms. Ball’s service as the Chief Product Officer of Grata, an online recognition platform, and her ownership of Hell or High Ranch Water LLC (the “LLC”), through which she co-hosted a podcast series titled, “Hell or High Ranch Water.” During some episodes of this podcast, Ms. Ball and her business partner made numerous inappropriate, ill-considered comments that reflect a level of judgment and professionalism far below the standard expected of a First Foundation Board member. Further, by not revealing the existence of the LLC, Ms. Ball concealed significant issues related to her independence as a Board member.2

In short, Mr. Cooper has mischaracterized First Foundation in a deliberate attempt to divert attention away from what is important: selecting the most qualified director nominees to oversee the execution of First Foundation’s strategy to enhance stockholder value. Your Board and management team are committed to delivering substantial and enduring value for our stockholders.

We urge you to support us in this by voting “FOR” Ulrich E. Keller, Jr., Scott F. Kavanaugh, Max A. Briggs, John A. Hakopian, David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D, Diane M. Rubin, Jacob P. Sonenshine, and Gabriel V. Vazquez and selecting “WITHHOLD” for the Driver Nominee on your BLUE Proxy Card.

For more information about Mr. Cooper’s reckless campaign against First Foundation, please visit www.truthfirstfoundationinc.com.

Sincerely,

The First Foundation Board of Directors

2 Mr. Cooper originally submitted a second purported nominee in this proxy contest: the co-owner of the LLC with Ms. Ball, who also did not disclose the LLC’s existence. First Foundation was unaware that the nominees/co-owners had any relationship with each other, whether personally or professionally, until it learned of the LLC. Ms. Ball’s partner withdrew herself from consideration after First Foundation, in a letter to Mr. Cooper, raised its concerns regarding his purported nominees’ independence.

+++

About First Foundation

First Foundation Inc. (NASDAQ: FFWM) and its subsidiaries offer personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services offered by First Foundation are more consistent with those offered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service differentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and Twitter.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this press release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this press release and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this press release to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this press release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com.

Investor and Media Contact:

Shannon Wherry

Director of Corporate Communications

swherry@ff-inc.com

(469) 638-9642

On May 15, 2023, the Company launched a website in connection with the Company's 2023 Annual Meeting of Stockholders. A copy of the materials can be found below.

First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

The Truth About Driver's Careless Campaign Against First Foundation

Driver Management, led by its self-serving Founder Abbott Cooper, who has a history of attacking community banks, oftentimes without merit (see: [illegible]), has been running an opportunistic and misguided campaign for several months to install Allison Ball – an unqualified podcaster with a lack of experience in banking or other highly-regulated businesses – on the First Foundation Inc. Board of Directors. Not only has this campaign been a costly, harmful effort to First Foundation and its stockholders, not dissimilar to his past campaigns against National Bankshares, AmeriServ Financial Inc, and First United Corp, but Driver's campaign against First Foundation has also been rife with omissions, errors and faulty assumptions that demonstrate a recklessness that should concern all stockholders. Given today's challenging industry environment, we remain committed to serving our clients and executing against our business strategy, despite Driver's demonstrated intention to distract us from that mission.

Our Position

First Foundation has a highly qualified board that has made and is continuing to make the right decisions for our organization amid the broader unprecedented developments in the banking industry. First Foundation believes Ms. Ball fundamentally lacks the experience, qualifications, and decorum required of a director of a publicly traded financial services company. Specifically, we are concerned about Ms. Ball's:

- lack of experience leading a highly regulated business;
- lack of executive or board of directors' experience in any relevant industry;
- lack of the skill, business acumen, and respect for rules and regulations required to govern a financial institution as complex as First Foundation; and
- exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on First Foundation, our clients, and potential business partners.

If elected, Ms. Ball would replace one of our highly-qualified board members, all of which have vast experience with First Foundation, our industry, and the current operating environment. Her potential election stands to hinder further progress on our strategy as we are focused on navigating this difficult moment for regional banks and maintaining our status as a partner of choice for clients.

We strongly urge all stockholders to reject the nomination of Ms. Ball to the board at First Foundation.

News & Media

Read about how we have pushed back against Driver's baseless and inaccurate allegations and statements in the media, its SEC filings, and letters to management.

MEDIA COVERAGE
First Foundation Has Board Deal With Driver, Ending Court Fight
04/28/2023

MEDIA COVERAGE
First Foundation Reaches Deal With Activist
04/28/2023

PRESS RELEASES
First Foundation Announces Litigation Settlement with Driver Management
04/28/2023

MEDIA COVERAGE
First Foundation Accused of Gamesmanship to Beat Board Fight
03/09/2023

ALL NEWS & INSIGHTS ›

Meet the Board

Meet First Foundation's Established Board Of Directors.

Learn More

Background on Driver Management and its Director Nominee

Read about Driver Management's Attempts at Showboating Activism and Allison Ball's Missteps

Learn More

First Foundation

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Timeline of Key Truths:

In light of Driver's incessant efforts to attack First Foundation, we feel it is important that our stockholders have the facts.

December 30, 2022

In December 2022, Driver notified First Foundation that it had purportedly nominated two directors, Allison Ball and Lila Flores, for election to the Company's Board of Directors at our 2023 annual meeting. Driver never attempted to engage with the Company prior to filing the nomination notice, clearly showing he was seeking a fight, and not with the aim of improving First Foundation.

January 17, 2023

In January 2023, following its nomination, Driver requested a meeting with First Foundation ahead of our 4Q22 earnings call. Consistent with SEC quiet period guidance, we proposed meeting after our earnings announcement at the end of January. Driver refused to engage in constructive discussions. When given the opportunity to speak with management on January 31, his only interest was in discussing if we planned to settle – clearly indicating he had no intention to improve stockholder value and was focused on his own personal interests.

January 24, 2023

Meanwhile, as part of his self-serving campaign, Driver took to Twitter and media outlets to share inaccurate comments about his interactions with us to date. For example, on January 24, 2023, Driver tweeted a news article that he sourced about the nominations of Ms. Ball and Ms. Flores, and on February 1, 2023 Driver tweeted "#shenanigans." These tweets have since been deleted/removed from his account.

February 2, 2023

After more than one month of trying to engage in good faith discussions with Driver, in February of 2023, we published a press release to state the facts about Driver's misrepresentations about our business and provide the truth about our ongoing communications to date.

February 2, 2023

In that same press release in February of 2023, First Foundation continued to make it known that, in line with our established corporate governance practices, we were open to interviewing Driver's purported nominees to gain a better perspective about their potential contributions to the Board. Driver refused our interview requests.

February, 2023

As part of our diligence and efforts to confirm the background and expertise of Driver's original nominees, we discovered two major omissions in Driver's nomination materials despite our nomination questionnaire requesting such disclosure:

1. Ms. Ball's service as the Chief Product Officer of Grata, an online recognition platform; and
2. Ms. Ball and Ms. Flores' joint business, Hell or High Ranch Water LLC, and its ownership of a podcast series titled, "Hell or High Ranch Water," in which Ms. Ball and Ms. Flores made comments that do not meet the necessary level of decorum for a nominated board member in any industry let alone the highly regulated industries in which First Foundation operates in. It is clear that prior to this business venture, Ms. Ball and Ms. Flores were friends, potentially compromising the integrity of the Board.

Click here to view Ms. Ball's damaging comments made on the podcast.

February 22, 2023

Following our discovery of the podcast, Ms. Flores withdrew her candidacy in February 2023. We cited the above omissions as grounds that Driver's nomination notice was invalid.

March 7, 2023

On March 7, 2023, Driver filed a lawsuit against the Company and the Board seeking, among other things, a declaration that Driver's Nomination Notice was valid.

April 25, 2023

On April 25, 2023, First Foundation and Driver entered into a settlement agreement in which we agreed to recognize Ms. Ball's nomination as a candidate for election to the Board at our Annual Meeting.

April 26, 2023

On April 26, 2023, we announced the nomination of Gabriel Vasquez as a newly appointed independent director. Mr. Vasquez brings exceptional legal, financial, and operating acumen to our Board and will stand for election during the Company's 2023 annual meeting.

April 27, 2023

On April 27, 2023, we announced 1Q23 results that reaffirmed our core business strategy and demonstrated how we remain resilient, well capitalized, and able to generate strong, sustainable results despite recent industry challenges.

May 15, 2023

On May [15], 2023, we filed our definitive proxy statement with the SEC.

The undisclosed executive role of Ms. Ball at Grata – which she held under her prior married name, "Swope" – and failure to disclose the existence of a joint business entity with Ms. Flores suggests a pattern by Driver to omit critical information in its nomination materials. In the Company's estimation, the shortcomings in Driver's documents, whether they were mistakes, omissions, or something more nefarious, demonstrate Driver's recklessness that all stockholders should find concerning. **First Foundation remains committed not to waste more stockholder resources on this ill-conceived nomination and urges Driver to withdraw Ms. Ball's nomination immediately.**

Click here **for a more detailed account of our communications with Driver.**

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation
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First Foundation
Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10
Directors

30%
Gender or of Ethnic Diversity

70%
Independent

Rick Keller Jr., CFP®

Chairman Of The Board
First Foundation

Read More

Scott F. Kavanaugh

President & Chief Executive Officer
First Foundation

Read More

Max Briggs, CFP®

Audit Committee
Nominating and Corporate Governance Committee

Read More

John A. Hakopian

President
First Foundation Advisors

Read More

David Lake

Compensation Committee

Read More

Elizabeth A. Pagliarini

Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee

Read More

Mitchell M. Rosenberg, PH.D.

Compensation Committee, Nominating and Corporate Governance Committee

Read More

Diane M. Rubin, CPA

Audit Committee
Compensation Committee

Read More

Jacob P. Sonenshine, J.D., CFA®

Audit Committee
Nominating and Corporate Governance Committee

Read More

Gabriel Vazquez

Read More

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation
Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Chairman Of The Board
First Foundation

Read More

Scott F. Kavanaugh

Read More

Rick Keller Jr., CFP®

Chairman Of The Board
First Foundation

Mr. Keller is one of the founders of the Company and currently is the Executive Chairman of the Company and its wholly-owned subsidiary, First Foundation Advisors ("FFA"). Mr. Keller served as Chief Executive Officer ("CEO") of FFA from 1990, when it began operations as a fee- only investment advisor, until December 2009, at which time he became its Executive Chairman. In 2007, Mr. Keller became the Executive Chairman of the Company and from June 2007 until December 2009 he also served as the CEO of the Company. Mr. Keller earned a Bachelor of Science degree in Finance from San Diego State University and completed the financial planning program at the University of Southern California. Mr. Keller served as a Trustee of the University of California Irvine ("UCI") for 15 years. During that time he was Chair of the Foundation Finance & Investment Committee and continues to serve as a member of the Investment Committee. Mr. Keller also serves as a member of the executive committee of the UCI Diabetes Center. Mr. Keller served as Co-Chair for the Center for Investment and Wealth Management at the Paul Merage School of Business at UCI. Mr. Keller serves as a member of the Orange County Sheriff's Advisory Council. As one of the founders of the Company, who played a key role in the development and successful implementation of our business strategy of providing high quality and personalized wealth management and investment advisory services to our clients and the expansion of the financial services we offer our clients, Mr. Keller brings to the Board considerable knowledge and valuable insights about the wealth management and investment advisory business and the Southern California financial services market.

Read More

Read More

Jacob P. Sonenshine, J.D., CTA®

Read More

Gabriel Vazquez

Read More

Contact

General Inquiries

Investor Inquiries

Media Inquiries

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Scott F. Kavanaugh

Scott F. Kavanaugh

President & Chief Executive Officer
First Foundation

Mr. Kavanaugh is the President and CEO of the Company and its wholly-owned banking subsidiary, First Foundation Bank ("FFB"). Mr. Kavanaugh has served as CEO of the Company since December 2009 and as President of the Company since December 2022. Previously, Mr. Kavanaugh served as President and Chief Operating Officer of the Company from June 2007 until December 2009. Mr. Kavanaugh has been the Vice-Chairman of the Company since June 2007, and the Chairman of FFB since September 2007. Mr. Kavanaugh was a founding stockholder and served as an Executive Vice President and Chief Administrative Officer and a member of the board of directors of Commercial Capital Bancorp, Inc., the parent holding company of Commercial Capital Bank. During his tenure as an executive officer and director of Commercial Capital Bancorp, Inc. that company became a publicly traded company, listed on NASDAQ, and its total assets grew to more than $1.7 billion. From 1998 until 2005, Mr. Kavanaugh served as the Executive Vice President and Chief Operating Officer and a director of Commercial Capital Mortgage. From 1993 to 1998, Mr. Kavanaugh was a partner and head of trading for fixed income and equity securities at Great Pacific Securities, Inc., a west coast-based regional securities firm.

Mr. Kavanaugh earned a Bachelor of Science degree in Business Administration and Accounting at the University of Tennessee and a Masters of Business Administration ("MBA") degree in Information Systems at North Texas State University. Mr. Kavanaugh is, and since 2008 has been, a member of the board of directors of Colorado Federal Savings Bank and its parent holding company, Silver Queen Financial Services, Inc. Since March 2015, Mr. Kavanaugh has served as director for Nexpoint Residential Trust Inc., a publicly traded real estate investment trust that is advised by NexPoint Real Estate Advisers, L.P., an affiliate of Highland Capital Management, L.P. Mr. Kavanaugh has also served as director for NexPoint Real Estate Finance since 2020 and as director for VineBrook Homes Trust, Inc. since 2018. Mr. Kavanaugh served as a member of the boards of directors of NexBank SSB and its parent holding company, NexBank Capital, Inc. from December 2013 until December 2015. From January 2000 until June 2012, Mr. Kavanaugh served as Independent Trustee and Chairman of the Audit Committee, and from June 2012 until December 2013 served as Chairman of the Highland Mutual Funds, a mutual fund group managed by Highland Capital Management, L.P. Mr. Kavanaugh is also a director on the Lanakila Pacific's Foundation Board. The Board believes that Mr. Kavanaugh's extensive experience as an executive officer of banks and other financial services organizations, combined with his experience as a director of both public and private companies, qualifies him to serve as a member of our Board. In addition, because Mr. Kavanaugh is the Company's CEO, we believe that his participation as a member of the Board facilitates communication between the outside Board members and management.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	[illegible] or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Chairman Of The Board
First Foundation

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Scott F. Kavanaugh

[illegible]

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Max Briggs, CFP®

Audit Committee
Nominating and Corporate Governance Committee

From 2005 to 2012, Mr. Briggs served as Chairman of the Board of Desert Commercial Bank ("DCB"). He was elected as a director of the Company following the Company's acquisition of DCB in August 2012. Mr. Briggs is, and since 1996 has been the President and CEO of FLC Capital Advisors, a wealth management firm with over $600 million of assets under administration. From 1992 to 2007, Mr. Briggs served as CEO of Franklin Loan Center, a mortgage banking company. Mr. Briggs earned a Business Administration and Finance degree from Stetson University. We believe Mr. Briggs is a valuable member of our Board due to his knowledge of the banking business, gained from his service as Chairman of DCB, particularly as conducted in Palm Desert, California, and its surrounding communities, where we have two of our wealth management offices, and his experience as President and CEO of a wealth management firm.

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Jacob P. Sonenshine, J.D., CFA®

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Gabriel Vazquez

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Contact

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®
Chairman Of The Board
First Foundation

Scott F. Kavanaugh

John A. Hakopian

President
First Foundation Advisors

Mr. Hakopian is, and since April 2009 has been, the President of FFA, and is and since 2007 has been, a member of the Board. Mr. Hakopian was one of the founders of FFA in 1990, when it began its operations as a fee-based investment advisor, and served as its Executive Vice President and Co- Portfolio Manager from 1994 through April 2009. Mr. Hakopian earned a Bachelor of Arts degree in Economics from UCI and a MBA degree in Finance from the University of Southern California.

Mr. Hakopian's extensive knowledge of the Company's wealth management and investment advisory business makes him a valuable member of the Board who is able to provide the outside Board members with insight into the operations and risks of that business.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

First Foundation

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Scott F. Kavanaugh

David Lake

Compensation Committee

Mr. Lake has served as a director of the Company since June 1, 2018. Since 1993 Mr. Lake has been the Chief Executive Officer of and a co-founder of 4EARTH Farms, Inc., a grower and value-added produce company with over 400 employees in California and affiliated operations in other states. Mr. Lake served as the Chairman of the board of directors of PBB Bancorp, since its formation in May 2014, and of the board of directors of its wholly-owned subsidiary Premier Business Bank from July 2006 until the June 2018 acquisition of PBB Bancorp by the Company. Mr. Lake serves on the executive board, chair search of new director, and compensation committee of the Orange County Museum of Art. We believe Mr. Lake brings to the Board his knowledge of operating a highly successful company and his experience as an independent director of a community bank in Southern California.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

General Inquiries

Investor Inquiries

Media Inquiries

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10
Directors

30%
Gender or of Ethnic Diversity

70%
Independent

Rick Keller Jr. CFP®

Scott F. Kavanaugh

Elizabeth A. Pagliarini

Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee

5Ms. Pagliarini has served as a director of the Company since 2019. Ms. Pagliarini is, and since September 2014 has been, the Chief Financial Officer and Treasurer, and since 2019 the Chief Financial Officer, Treasurer and Chief Operating Officer, of Summit Healthcare REIT, Inc., a Maryland corporation that invests in and owns real estate. Her background includes experience in finance, accounting, operations, compliance, securities litigation and executive management. Prior to working at Summit, Ms. Pagliarini was chief compliance officer and FINOP (financial and operations principal) at a Los Angeles-based investment bank from 2005 to 2008, and a principal at a securities litigation and financial consulting firm 2001 to 2005. Ms. Pagliarini received her Bachelor of Science in Business Administration with a concentration in Finance from Valparaiso University. She is also a Certified Fraud Examiner. Ms. Pagliarini is active in her community, serving on the Emeritus Board of Directors for Forever Footprints, a non-profit organization that provides support to families that have suffered the loss of a baby during pregnancy or infancy. She is also currently on the advisory board of the CFO Executive Summit. We believe that Ms. Pagliarini's educational and executive experience in managing the financial, accounting, securities filing and operations functions of several finance-oriented firms qualifies her to serve as a member of our Board.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

General Inquiries

Investor Inquiries

Media Inquiries

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Scott F. Kavanaugh

Mitchell M. Rosenberg, PH.D.

Compensation Committee, Nominating and Corporate Governance Committee

Dr. Rosenberg has served as a director of the Company since 2007. Dr. Rosenberg is, and since 2005 has served as, President and founder of the consulting firm of M. M. Rosenberg & Associates, which provides executive and organizational development services to public and private companies in the fields of financial services, health care and technology. From 2002 to 2005, Dr. Rosenberg was Chief Executive Officer for The Picerne Group, an international investment firm investing primarily in real estate, and portfolios of loans. Prior to 2002, Dr. Rosenberg served as Executive Vice President and Director of Business Services for Ameriquest Capital Corporation and directed the Human Resource and Organizational Development functions for Washington Mutual Bank, American Savings Bank and Great Western Bank. Dr. Rosenberg earned a Bachelor of Science degree in Psychology from Ohio University, a Masters of Science degree in Industrial Psychology from California State University, Long Beach, and a Ph.D. degree in Psychology with an emphasis on Organizational Behavior from Claremont Graduate University, which is the graduate university of the Claremont Colleges. We believe that Dr. Rosenberg's educational and operational experience in managing the human resource and organizational development functions of a number of banking organizations and a real estate investment firm provides insight regarding the Company's human resource functions, including compensation considerations that will impact the Company's growth and expansion.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr., CFP®

Scott F. Kavanaugh

Diane M. Rubin, CPA

Audit Committee
Compensation Committee

]Ms. Rubin has served as a director of the Company since 2019. Ms. Rubin is continuing in a career of more than 44 years in accounting and accounting industry and practice oversight roles. In 2021, she was appointed by the Public Company Accounting Oversight Board (PCAOB) to the newly-formed Standards and Emerging Issues Advisory Group. Ms. Rubin was from January 2016 to December 2020, a member of the Board of Trustees of the Financial Accounting Foundation, and in 2019 was elected to serve as the Vice Chair of the Board of Trustees. The Financial Accounting Foundation is the organization responsible for the oversight, administration and appointment of the Financial Accounting Standards Board and the Governmental Accounting Standards Board. From 2012 to 2015 Ms. Rubin served as a member of the Private Company Council, an advisory board that works with the Financial Accounting Standards Board ("FASB") to determine possible alternatives within GAAP for private companies. From 1996 to 2012 Ms. Rubin served as an Audit Partner and Quality Control Partner with the San Francisco- based Novogradac & Company LLP. In 1989 Ms. Rubin established an independent diversified audit, accounting and tax firm with clients including small businesses, broker/dealers, non-profits and professional organizations. Ms. Rubin has experience in accounting and financial accounting roles with insurance, technology and banking firms. Ms. Rubin started her career with Price Waterhouse & Co. in 1975 in that firm's audit practice. We believe that Ms. Rubin's deep knowledge of accounting and auditing qualifies her to serve as a member of our Board.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr., CFP®

Scott F. Kavanaugh

Jacob P. Sonenshine, J.D., CFA®

Audit Committee
Nominating and Corporate Governance Committee

Mr. Sonenshine has served as a director of the Company since 2007. Mr. Sonenshine is, and since 2012, has served as President of Prell Restaurant Group, an operator of fast casual restaurants. From 2006 until 2012, Mr. Sonenshine served as the President and Chief Operating Officer of Professionals Retirement Strategy, a retirement planning and entity risk management firm. From 1999 to 2005, Mr. Sonenshine was President and co-founder of RSM EquiCo, an investment bank specializing in mergers and acquisitions of privately-held middle market companies. Mr. Sonenshine earned a Bachelor of Science degree in economics and a Bachelor of Administration degree in International Relations from the University of Pennsylvania, and a J.D. degree and a MBA degree from the University of Southern California. We believe Mr. Sonenshine's experience as President of a retirement planning firm is valuable to the Board in overseeing FFA's wealth management and investment advisory business.

Jacob P. Sonenshine, J.D., CFA®

Gabriel Vazquez

Contact

General Inquiries

Director of Corporate Communications

Investor Inquiries

Director of Corporate Communications

Media Inquiries

First Foundation

Board of Directors

First Foundation is led by a group of directors who hold high standards and have a demonstrated ability to create stockholder value. We hope you take the time to learn more about our Board, many of which have roots in the very communities where First Foundation operates.

Key Board Statistics

10	30%	70%
Directors	Gender or of Ethnic Diversity	Independent

Rick Keller Jr. CFP®

Chairman Of The Board
First Foundation

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Scott F. Kavanaugh

President & Chief Executive Officer
First Foundation

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Gabriel Vazquez

Mr. Vazquez has served as a director of the Company since 2023. He is, and has been since 2016, the Vice President and Associate General Counsel for Operations for Vistra Corp. ("Vistra") (NYSE: VST), a leading Fortune 500 integrated power company based in Irving, Texas. In addition to managing and supporting the legal operations of Vistra and its national retail energy businesses, Mr. Vazquez oversees the legal department's operations (including fiscal reporting and department project planning), and also facilitates the execution of Vistra's enterprise crisis management program. Prior to his current role, Mr. Vazquez served as general counsel for TXU Energy, a wholly-owned subsidiary of Vistra, from 2008 to 2016. He was previously a corporate attorney for Michaels Stores, Inc. and was in private practice with the law firm of Gardere Wynne, which has since merged with Foley & Lardner LLP.

Mr. Vazquez currently serves on the Board of Trustees and on the Executive Committee of the Dallas Bar Foundation and is the current Secretary-Treasurer. He also serves on the non-profit board of the Jesuit College Preparatory School of Dallas Foundation Inc. as a trustee and as a member of the Development Committee, and he is president of the Alumni Board. Mr. Vazquez received his undergraduate degree from Southern Methodist University and his law degree from Southern Methodist University's Dedman School of Law, where he was a Sarah T. Hughes Fellow. We believe Mr. Vazquez's background as a senior leader in a large, highly-regulated and publicly-traded business qualifies him to serve as a member of our Board.

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Jacob P. Sonenshine, J.D., CFA®

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Gabriel Vazquez

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General Inquiries

Investor Inquiries

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First Foundation

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First Foundation
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Background on Driver Management and Its Nominee

In light of Driver's incessant efforts to attack First Foundation we feel it is important that our stockholders have the facts. Investors should understand how the reckless, disingenuous and self-serving behavior is seeking to distract management at a critical time and wasting stockholder resources.

Driver's History Of Shareholder Activism:

Driver Management and Abbott Cooper have engaged in several other proxy fights in addition to First Foundation. We have detailed a few of these other campaigns below.

National Bankshares:

Driver Management filed a contested preliminary proxy statement urging stockholders of National Bankshares Inc. to vote in favor of Driver's Board nominees. Unsurprisingly, one of those nominees included Mr. Cooper himself. Knowing his self-nomination was a fluke, Driver withdrew its nominees for the Company's Board of Directors on March 31, 2023.

Click here **to see Driver's numerous SEC filings against National Bankshares**

AmeriServ Financial Inc:

In January of 2023, Driver Management filed to amend company policy and gain board representation. Driver nominated 3 directors to the ASRV board at the 2023 AGM and criticized the Company for being a constant underperformer. In March 2023, the Company sued Driver on the grounds that Driver's nomination notice was invalid. To the best of our knowledge, the litigation is ongoing.

Click here **to see Driver's numerous SEC filings against AmeriServ Financial.**

First United Corp:

Despite publicly badgering First United in 2019, resulting in a lawsuit seeking declaratory relief concerning Driver Management's ability to vote its shares and nominate directors, Driver nominated Abbott Cooper to the Board of Directors in 2021. First United entered into a stock purchase, cooperation, and settlement agreement with Driver Management. Pursuant to the cooperation agreement, Driver Management agreed to withdraw its intent to nominate a director and any other stockholder proposals.

Driver has a demonstrated history of initiating distracting campaigns only to realize at the last second that he cannot win on the merits.

Click here **to see Driver's numerous SEC filings against First United Corp.**

Allison Ball: Further Proving Driver's Negligence

Driver's nomination of Ms. Ball was incomplete and raises questions if he conducted proper due diligence.

Hell or High Water Podcast:

- Driver noted to the Orange County Business Journal that he "didn't know about the podcast" before soliciting the candidates.
- While Driver failed to do this due diligence, the First Foundation Board takes its role as a steward for shareholders very seriously. Unlike Driver, we conduct a thorough review of any nominee.

Other Omissions in Driver's Nomination Notice:

- Not only did Driver and Ms. Ball neglect to report the podcast, Ms. Ball is currently employed at Fair People for People, Inc. d/b/a "Grata" or "Grata Pro" holding the position of Chief Product Officer, which was announced in December 2022. Neither the Notice Materials nor anything subsequently disclosed by Driver to First Foundation make any reference to Ms. Ball's employment at Grata.
- Additionally, Ms. Ball failed to disclose her position as the Chief Operating Officer at now-failed Driver (a former healthcare-related startup).

Red flags in the Due Diligence Process:

- As a publicly traded financial institution, it is essential that board nominees have the competence to operate in a highly regulated environment. Public commentary expressing a willingness to break laws is an immediate red flag:

  In her podcast Ms. Ball explicitly said, *"The reality is that the people who win are the people who buck the system, who don't follow the rules. Break all the rules. … If you can follow the letter of the law (pause) gosh, I feel like maybe this isn't what we should be recording."* (Episode 27, "Trust No One," Hell or High Ranch Water Podcast, *November 2021, Start time: 03:56)*

- Banks play a vital role in the communities in which they operate. We know this as a best-in-class regional bank. We thought Driver would understand this as well. Banks must hold their board members to a high standard and ensure they can engage properly with the community. Ms. Ball has demonstrated that she sometimes lacks this commitment:

  Ms. Ball said in her podcast, *"And then it happened, someone came to me (Lila interjects: (…) "The Police are here!") (…) "I like talking to the cops, but people don't necessarily trust me to interface with the cops, I don't know why, nothing has gone sideways ever (…) If it were really up to me I would want to convince the guy to come inside and start drinking with us."* (Episode 28, "The Reception," Hell or High Ranch Water Podcast, *November 2021, Start time: 28:20)*

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation
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FIRST FOUNDATION

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Proposals and Recommendations on How to Vote

Vote the BLUE proxy card today and reject the nomination of Ms. Ball to the First Foundation Board of Directors

If you are a registered shareholder (you hold shares in your name directly on the books of our transfer agent, Broadridge Corporate Issuer Solutions ("Broadridge"), and not through a bank, broker, or other nominee) you may choose to submit your proxy to have your shares voted in advance of the Annual Meeting either by mail or online.

To submit your vote, you must locate your **BLUE** proxy card or voting instruction form. Once you've located your **BLUE** proxy card or voting instruction form, simply follow either of these easy ways to vote below:

> **Vote Online**: If you are a registered shareholder, you may submit your proxy online by following the instructions provided in the mailed materials or email you received. If your shares are held directly with First Foundation's transfer agent, please access the website included on your proxy card and following the instructions provided. You may navigate through the voting site by entering your 15-digit control number found on your **BLUE** proxy card. Have your proxy card ready when you access the site and follow the prompts to record your vote.
>
> If your shares are held with a bank, broker or other nominee please follow the instructions included on the **BLUE** voting instruction form received in the mail or by email. In the event you have not yet received any proxy materials please call your bank, broker or other nominee and request your unique **BLUE** control number to vote online at the website provided.
>
> **Vote by Mail**: If you received materials for the Annual Meeting through the mail, you may choose to grant your proxy by completing, signing, dating, and returning the enclosed **BLUE** proxy card in the postage-paid envelope provided.

You may receive multiple mailings of proxy materials from First Foundation or Driver Management over the coming weeks. This is to be expected in a proxy contest. Because shareholders can change their vote at any time by submitting another proxy card or voting instruction form, each side will continue to mail materials to shareholders until the meeting. **We encourage you to vote every BLUE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by our Board, then you should only submit BLUE proxy cards.**

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Banks and Brokers Call:(203) 658-9400
Stockholders Call Toll Free:(800) 662-5200
E-mail:FFWM@info.morrowsodali.com

Contact

General Inquiries

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Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

FIRST FOUNDATION

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First Foundation

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FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? −

Abbott Cooper is the founder and managing member of Driver Management Company LLC, an activist investor focused on the banking sector. Mr. Cooper is also a stockholder of First Foundation. On December 30, 2022, Mr. Cooper submitted a notice of intent to nominate two directors to our board of directors for election by stockholder at the Company's upcoming annual meeting.

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

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FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? −

In its nomination notice, Driver nominated two directors to the First Foundation Board of Directors. In February 2023, one of Driver's nominees, Lila Flores, rescinded her nomination. Driver's other nominee, Allison Ball, currently stands for election.

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
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First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? –

Abbott Cooper filed a complaint in the Court of Chancery of the State of Delaware against First Foundation alleging that the Company wrongfully rejected his nominations. To prevent further unnecessary drain on our stockholder resources, First Foundation announced a settlement agreement with Driver on April 25, 2023.

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
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All rights reserved © firstfoundation 2023

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First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? –

On April 25, we announced a litigation settlement to avoid further drain of stockholder resources. We remain committed to acting in the best interest of stockholders as we have always done.

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

First Foundation

Home | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? −

As a result of the settlement agreement announced on April 25, 2023, Driver's nominee, Alison Ball, will be permitted to stand for election to First Foundation's Board of Directors. As such, the Company has amended its proxy statement and the accompanying blue proxy card to reflect that development.

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

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First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? −

On April 26, 2023, we announced the new appointment of Gabriel Vazquez to fill a vacancy on our Board of Directors. Mr. Vazquez brings a wealth of experience as a senior leader in a large, highly regulated and publicly-traded business makes him a strong addition to our Board. With his appointment, we currently have 10 directors, 30% of which are gender, racial or ethnically diverse.

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
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First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? –

We do not disclose the content of private conversations we have with any individual investors, but we of course welcome engagement with all of our stockholders.

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
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SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

First Foundation

Home | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? −

Driver claims to own 354,000 shares of common stock in its public fillings, but those shares are owned across separately managed accounts (SMA).

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? −

Driver has made false and inflammatory claims about First Foundation. Driver chose to ascribe bad faith motives to the Company based on communications from our General Counsel and outside counsel to the registered agent of the business entity that Ms. Ball and Ms. Flores operated, which Driver and their purported nominees failed to disclose.

Recognizing that litigation related to the undisclosed entity could arise, First Foundation took the prudent step of requesting that the registered agent retain documents that could be relevant to understanding why Driver concealed Ms. Ball's business entity from the Company. Unfortunately, Driver continuously interjected in this communication, claiming that the Company lacked a legal right to ask for documents to be preserved. This necessitated several exchanges with the registered agent and the Texas law firm where he is employed as an attorney.

What is First Foundation's track record with respect to stockholder engagement? +

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

First Foundation

Home | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

Who is Abbott Cooper and why did he engage with First Foundation? +

How many directors did Driver attempt to nominate to the board of First Foundation? +

Why did Abbott Cooper file litigation against First Foundation? +

How did the litigation impact First Foundation financially? +

Was Driver's litigation successful? +

Does First Foundation plan on adding any directors in the near future? +

Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +

How many shares does Driver Management Company own? +

Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +

What is First Foundation's track record with respect to stockholder engagement? −

First Foundation actively engages its stockholders, including regular communication through quarterly earnings calls and annual stockholder meetings, as well as one-on-one meetings with stockholders and investors.

What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? +

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
SEC Filings

All rights reserved © firstfoundation 2023

Privacy Policy | Terms Of Use | Disclaimer

FIRST FOUNDATION

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

FAQs

Our goal is to provide the facts about what is happening. As a trusted financial partner, we are committed to serving our clients and providing them with the truthful information they need to be confident in our business.

- Who is Abbott Cooper and why did he engage with First Foundation? +
- How many directors did Driver attempt to nominate to the board of First Foundation? +
- Why did Abbott Cooper file litigation against First Foundation? +
- How did the litigation impact First Foundation financially? +
- Was Driver's litigation successful? +
- Does First Foundation plan on adding any directors in the near future? +
- Are Abbott Cooper and Driver Management Company the only stockholders you've had these discussions with? +
- How many shares does Driver Management Company own? +
- Driver has stated that First Foundation harassed and intimidated the candidates. Is this true? +
- What is First Foundation's track record with respect to stockholder engagement? +
- What is First Foundation's strategy for ensuring long-term success and maintaining stockholder value in the midst of the proxy fight? –

First Foundation is committed to stockholder value creation. We are confident that our resilient core business, strong liquidity position and diversified mix of deposits will ensure our long-term success.

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

FIRST FOUNDATION

Homepage | Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media
Press Releases
Media Coverage
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All rights reserved © firstfoundation 2023

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First Foundation

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

News & Media

Press Releases

04/28/2023

First Foundation Announces Litigation Settlement with Driver Management

Read More

03/02/2023

First Foundation Inc. Comments on Actions by Driver Management

Read More

Relevant Media Coverage

04/28/2023
BLOOMBERG LAW

First Foundation Has Board Deal With Driver, Ending Court Fight

First Foundation Inc. agreed to end litigation over its board nomination deadline by letting stockholders vote on a director candidate put forward by a Driver Management Co. affiliate.

Read More

04/28/2023
ORANGE COUNTY BUSINESS JOURNAL

First Foundation Reaches Deal With Activist

First Foundation Inc., a Dallas-based bank and wealth manager with significant operations in Irvine, said it has reached an agreement with activist investor Driver Management Company LLC to permit its nominee, Allison Ball, to run for the election on the board of directors.

Read More

03/06/2023
BLOOMBERG LAW

First Foundation Accused of Gamesmanship to Beat Board Fight

An activist investor sued board members at First Foundation Inc., claiming they've fabricated a series of pretexts to block a vote on two dissident director nominees.

Read More

03/06/2023
LAW360

Del. Suit Says Texas Bank Co. Harassed Board Nominees

An activist investment fund has sued Texas bank holding company First Foundation Inc. in Delaware's Court of Chancery, alleging harassment of its proposed nominees to the company's board...

Read More

03/03/2023
AMERICAN BANKER

First Foundation row with Abbott Cooper moves closer to court

Activist investor Abbott Cooper's campaign to elect two allies to seats on Dallas-based First Foundation Inc.'s board of directors recently hit a snag when one of his candidates withdrew from consideration. Meanwhile, Cooper has hired an attorney to challenge First Foundation's decision invalidating the remaining candidate's nomination.

In a letter Wednesday to First Foundation's attorneys, Michael Swartz — Cooper's lawyer — wrote that all the deficiencies in the application questionnaire candidate Allison Ball submitted last month were either mooted by the withdrawal of Cooper's other candidate, Lila Flores, or addressed in subsequent communications to First Foundation.

Read More

02/22/2023
AMERICAN BANKER

Activist investor steps up campaign for seats on First Foundation's board

It has recently come to my attention that Christopher Naghibi, who was appointed as chief operating officer of First Foundation Bank ("FF Bank") on December 6, 2022 and who previously served as chief credit officer FF Bank since October 2014, was appointed to the board of directors of Friendly Hills Bancorp ("FHLB") on December 22, 2021 pursuant to the terms of Settlement Agreement between FHLB and Frank Kavanaugh, a shareholder of FHLB. 1 It appears that Mr. Naghibi served on the board of FHLB, as well as its banking subsidiary, Friendly Hills Bank, until September 6, 2022.

Read More

SEC Filings

Click here for SEC Filings
Preliminary Proxy Statement
Definitive Proxy Statement

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

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First Foundation

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First Foundation Announces Litigation Settlement with Driver Management

PRESS RELEASES

Company Avoids Further Litigation, Preserving Stockholder Capital

Company is Committed to Supporting its Highly-Qualified Incumbent Directors and Urges Stockholders to Vote "FOR" Each of the Company's Director Nominees

DALLAS--(BUSINESS WIRE)-- First Foundation Inc. (NASDAQ: FFWM) ("First Foundation" or the "Company"), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today announced that the Company has reached an agreement with Driver Opportunity Partners I LP, an affiliate of Driver Management Company LLC (together, "Driver") that will allow Driver's nominee, Allison Ball, to stand for election to the Board of Directors (the "Board") at the Company's 2023 Annual Meeting of Stockholders. Additionally, the settlement contemplates mutually agreed upon governance practices related to the nomination of future nominees. Further, it ends the parties' costly and disruptive litigation in Delaware Chancery Court.

The settlement agreement addresses the following matters:

1. Allows shareholders to consider Ms. Ball's qualifications to serve on the Company's Board of Directors;
2. Reduces the outflow of critical resources and ends the disruption introduced by litigation against the Company; and
3. Allows the Company to implement governance changes to prevent litigation relating to stockholder nominations in the future.

"We have faith that our stockholders support the current Board and share our strong and legitimate concerns about Driver's candidate," said Scott F. Kavanaugh, President and CEO. "We believe that Driver and its candidate have attempted to create an enormous distraction for this bank at a time when we have significantly more important matters to attend to. We are confident our stockholders recognize the negative impact Driver has had and will reject his deficient nominee soundly."

The Company has concerns regarding Ms. Ball's potential election to the Board. Specifically, the Company believes she lacks the necessary experience, qualifications, and decorum required of a director of a publicly traded financial services institution. Specifically, the Company is concerned about Ms. Ball's:

- lack of experience leading in a highly regulated business;
- lack of executive experience in any relevant industry;
- lack of the skill, business acumen and respect for rules and regulations required to govern a financial institution; and
- exhibited penchant for making inflammatory, insulting, or degrading comments that would reflect negatively on the Company, its clients, and potential partners.

The Company believes that each of these items represents a critical baseline to be considered for service on a public company board. Ms. Ball's deficits combined with her lack of prior experience on any public company board amplifies the concerns about her ability to serve as an effectual board member and representative of the Company.

Earlier this week, as part of the Board's focus on continued refreshment that brings new perspectives, diverse views, and broad experience to benefit our stockholders, the Company announced that Gabriel ("Gabe") Vazquez was appointed as an independent director to the Company's Board of Directors. Mr. Vazquez brings exceptional legal, financial and operating acumen to the Board. This will be instrumental as the Company scales its business and navigates risks. Mr. Vazquez was concurrently appointed to the Board of Directors of First Foundation Bank. With Mr. Vazquez, the Board is now comprised of ten directors, seven of whom are independent with 30 percent identifying as diverse based on gender or ethnicity. Mr. Vazquez will stand for election at the Company's 2023 Annual Meeting of Stockholders.

About First Foundation

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with its upcoming 2023 Annual Meeting. The Company intends to file a definitive proxy statement and a **BLUE** proxy card with the SEC in connection with any such solicitation of proxies from the Company's stockholders. **STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.** The Company's definitive proxy statement for the 2022 Annual Meeting of Stockholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company's website at www.ff-inc.com or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at www.ff-inc.com.

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

First Foundation

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FIRST FOUNDATION

Timeline | Board of Directors | Driver & Nominee Background | How to Vote | FAQs | News & Media

First Foundation Inc. Comments on Actions by Driver Management

PRESS RELEASES

[illegible]

No Stockholder Action Required at this Time

DALLAS--(BUSINESS WIRE)-- First Foundation Inc. (NASDAQ: FFWM) ("First Foundation" or the "Company"), a financial services company with two wholly-owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today issued the following statement with respect to actions taken by Driver Opportunity Partners I LP, an affiliate of Driver Management Company LLC (together, "Driver"), as well as Driver's purported intent to nominate two director candidates to stand for election to the First Foundation Board of Directors (the "Board") at the Company's 2023 Annual Meeting of Stockholders (the "2023 Annual Meeting"):

First Foundation is committed to acting in the best interests of all its stockholders and the communities and clients that we serve. It is not our practice to comment publicly on specific engagements with stockholders. However, given Driver's refusal to engage in a constructive manner, and repeated efforts to misrepresent First Foundation's concerted efforts of engagement, we are compelled to make the following observations about Driver's self-serving campaign against the Company:

- Driver is running what we view as an opportunistic campaign while First Foundation is in the midst of a management transition and internal reorganization to optimize our workforce, identify the right talent for critical positions and realign First Foundation to best execute on behalf of our clients and stockholders.
- Members of management have responded to and attempted to meet with Driver to better understand its perspectives and to avoid a costly and distracting public campaign. During our first and only meeting, which Driver ended after less than a minute, Driver did not share any of its perspectives about the Company.
- Driver has shown no interest in constructive engagement with the Company and appears to be focused only on publicly disseminating misinformation and defamatory attacks to help promote its social media profile, gain notoriety in the media, and advance its other investment objectives.

First Foundation's review of the validity of Driver's purported intent to nominate directors at the Company's 2023 Annual Meeting remains ongoing in accordance with the Company's established procedures. First Foundation is open to interviewing Driver's purported nominees as part of our established governance process to understand what they would be able to contribute to the Board and the Company.

While it is unfortunate that Driver continues to act in a manner that we believe is harmful to the best interests of First Foundation and its stockholders, the Board and management team remain focused on delivering value for stockholders. Despite a challenging macroeconomic cycle, we are continuing to execute on our strategy through which we achieved strong results over the last ten years[1].

During that timeframe, on a compounded annual growth rate we have achieved:

- Total loan growth of 30.7%, growing from $735.3 million to $10,692.5 million, compared to the KRX Bank Index median of 12.1%;
- Total assets growth of 31.7%, from $830.5 million to $13,014 million, compared to the KRX Bank Index median peers of 11.2%;
- Net income growth of 34.3% to $100.5 million, versus the KRX Bank Index median of 13.3%;
- Earnings per share growth of 16.7%, growing from $0.42 to $1.96, compared to the KRX Bank Index median of 8.5%;
- Operating revenue growth of 23.7%, an increase from $44.3 million to $372.1 million, compared to the KRX Bank Index median of 9.6%;
- Total tangible common equity growth of 28.7%, from $73.2 million to $912.5 million, compared to the KRX Bank Index median of 8.2%;
- Tangible book value per share growth of 12.5%, growing from $4.97 to $16.20, compared to the KRX Bank Index median of 4.1%; and
- Dividend per share growth of approximately 30.1%, growing from $0.20 to $0.44, compared to the KRX Bank Index median of 5.6%[2].

The Company looks forward to maintaining a constructive dialogue with all stockholders over the coming months.

Stockholders are not required to take any action at this time with respect to Driver's purported efforts to nominate directors at the 2023 Annual Meeting. First Foundation will present the Board's recommendation with respect to the election of directors in the Company's proxy statement, which will be filed with the Securities and Exchange Commission.

About First Foundation

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's stockholders in connection with its upcoming 2023 Annual Meeting. The Company intends to file a definitive proxy statement and a **BLUE**universal proxy card with the SEC in connection with any such solicitation of proxies from the Company's stockholders. **STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.** The Company's definitive proxy statement for the 2022 Annual Meeting of Stockholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company's website at www.ff-inc.com or through the SEC's website at www.sec.gov. Information can also be found in the Company's other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022 (when it becomes available). Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at www.ff-inc.com.

---

[1] Financial data growth based on year end 2012 versus year end 2022; Growth calculated using CAGR; KRX Bank Index = NASDAQ Regional Bank Index (KRX).
[2] First Foundation and KRX dividend CAGR based on year end 2019 (3 years), when First Foundation began distributing dividends.

Source: First Foundation Inc.

Contact

Media Inquiries
Val Mack
FTI Consulting
Val.Mack@fticonsulting.com
(212) 841-9308

FIRST FOUNDATION

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Privacy Notice

Rev. 03/2022

First Foundation

FACTS — WHAT DOES FIRST FOUNDATION, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number • Income • Account balances • Payment history • Transaction history • Investment experience When you are *no longer* our client, we continue to share your information as described in this notice.
How?	All financial companies need to share clients' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients' personal information; the reason First Foundation Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does First Foundation, Inc. share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don't share

To limit our sharing	• Call **(888) 489-0188** – our menu will prompt you through your choice(s) or • Visit us online: http://ff-inc.com/manage-privacy-preference **Please note:** If you are a new client, we can begin sharing your information 30 days from the date we sent this notice. When you are *no longer* our client, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call (888) 830-4199

Page 2

Who we are	
Who is providing this notice?	The First Foundation, Inc. family of companies, including First Foundation Bank and First Foundation Advisors.

What we do	
How does First Foundation, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does First Foundation, Inc. collect my personal information?	We collect your personal information, for example, when you • Open an account • Apply for a loan • Enter into an investment advisory contract • Provide account information • Give us your contact information
Why can't I limit all sharing?	Federal law gives you the right to limit only • sharing for affiliates' everyday business purposes—information about your creditworthiness • affiliates from using your information to market to you • sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions	

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	• *Our affiliates include:*
	  • *Companies with a First Foundation Inc. name*
	  • *Financial companies such as: First Foundation Advisors and First Foundation Bank.*

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • *First Foundation Inc. does not share with nonaffiliates so they can market to you.*
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • *First Foundation Inc. doesn't jointly market.*

Other important information

California Residents—In accordance with California law, we will not share information we collect about you with companies outside of First Foundation Inc., unless the law allows. For example, we may share information to service your accounts. We will share information we collect about you with our affiliates unless you tell us otherwise.

Nevada Residents—Nevada Statute Section 228.600(3) allows marketing calls to our existing customers listed on the National Do Not Call Registry. If you prefer not to receive marketing calls from us, you may be placed on our Internal Do Not Call list by writing to First Foundation Privacy Officer, 18101 Von Karman Ave., Suite 750, Irvine, CA 92612.
For more information contact us at the address above, or email: yourteam@ff-inc.com, with "Nevada Annual Notice" in the subject line. You may also contact the Nevada Attorney General's office: Bureau of Consumer Protection Office of the Nevada Attorney General, 555 E. Washington Street, Suite 3900, Las Vegas, NV 89101 Phone: (702) 486-3132 Email: BCPINFO@ag.state.nv.us

Click here to download a printable .PDF version of our Privacy Notice.

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In addition to historical information, this website contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are those that predict or describe future events or trends or that do not relate solely to historical matters. However, our actual results and financial performance in the future will be affected by known and currently unknown risks, uncertainties and other factors that may cause our actual results or financial performance in the future to differ materially from the results or financial performance that may be expressed, predicted or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others, those set forth in Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and risk factors identified in our subsequent Quarterly Reports on Form 10-Q and readers of this website are urged to read the cautionary statements contained in that section of that report. In some cases, you can identify forward-looking statements by words like "may," "will," "should," "could," "believes," "intends," "expects," "anticipates," "plans," "estimates," "predicts," "potential," "project" and "continue" and similar expressions. Readers of this website are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the respective dates on which such statements were made and which are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

First Foundation Inc. expressly disclaims any intent or any obligation to release publicly any revisions or updates to any of the forward-looking statements contained on this website to reflect events or circumstances after the date of publication or the occurrence of currently unanticipated events or developments or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as may be required by applicable law.

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On May 15, 2023, the Company made an update to the investor relations page of its website (https://investor.ff-inc.com) in connection with the Company's 2023 Annual Meeting of Stockholders. A copy of the updated webpage can be found below.

8-K

Forward-Looking Statements

The above materials include forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in these materials are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in these materials and could cause us to make changes to our future plans.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other documents we file with the SEC from time to time. We urge readers of these materials to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in these materials, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in the above materials or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company has filed a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the participants and their direct and indirect interests, by security holdings or otherwise is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2023 Annual Meeting. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Company’s website at www.ff-inc.com.